                                                                   EXHIBIT 99.3


--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


FIXED RATE HOME EQUITY LOANS
Approximate characteristics of the pool of Home Equity Loans identified as of 11/18/97. Home Equity Loans equal to approximately $620 million will be delivered on the Closing Date:


TOTAL NUMBER OF LOANS:                                                   8,056

TOTAL OUTSTANDING LOAN BALANCE: (@ 11/1/97)                       $454,953,346*
    BALLOON (% OF TOTAL):                                               40.22%
    LEVEL PAY (% OF TOTAL):                                             59.78%
AVERAGE LOAN PRINCIPAL BALANCE:                                        $56,474                ($4,981 to $214,144)
WEIGHTED AVERAGE CLTV:                                                  75.88%                (2.00% to 100.00%)
% OF POOL WITH LTVS GREATER THAN 90%:                                    1.90%
WEIGHTED AVERAGE COUPON:                                                11.38%                (6.50% to 24.00%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                      233                (19 to 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                                         2                (0 to 67)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                   235                (48 to 360)
RANGE OF ORIGINAL TERMS:                                                LEVEL PAY                       BALLOON
                                                                 -------------------------    ---------------------------
                                                                     Up to 60:    0.12%             Up to 60:  0.17%
                                                                     61 - 120:    1.90%             61 - 120:  0.26%
                                                                    121 - 180:   18.01%            121 - 180: 39.78%
                                                                    181 - 240:   11.83%            181 - 240:  0.01%
                                                                    241 - 300:    0.48%
                                                                    301 - 360:   27.44%

LIEN POSITION:                                            1st Lien:        89.17%
                                                          2nd Lien:        10.83%

PROPERTY TYPE:                              Single Family Detached:        89.94%
                                            Single Family Attached:         0.29%
                                                        2-4 Family:         7.51%
                                             Condominium/Townhouse:         1.28%

                                                             Other:         0.98%

OCCUPANCY STATUS:                                   Owner Occupied:        92.25%
                                                Non-Owner Occupied:         7.75%

GEOGRAPHIC DISTRIBUTION:                                                      NY:         15.98%
(states not listed individually account                                       FL:          9.22%               IL:      5.73%
for less than 5.00% of the Mortgage                                           PA:          5.86%
Loan principal balance)                                                       MD:          6.86%

CREDIT QUALITY:                                                                A:         52.41%
(per IMC's guidelines)                                                         B:         25.05%
                                                                               C:         18.61%
                                                                               D:          3.93%

* BALANCES ARE A SUBSET OF THE FINAL POOL. A LARGER PERCENTAGE OF THE FINAL POOL WILL BE DISCLOSED IN THE PROSPECTUS SUPPLEMENT FOR THIS OFFERING AND HOME EQUITY LOANS OF APPROXIMATELY $620 MILLION WILL BE DELIVERED ON THE CLOSING DATE.


[MERRILL LYNCH LOGO]                       1
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------



                   $775,000,000 OFFERING AMOUNT (APPROXIMATE)
                                FSA BOND INSURED

TITLE OF SECURITIES:                      IMC Home Equity Loan Trust 1997-7
SELLER AND SERVICER:                      IMC Mortgage Company, L.P.
                                          Headquartered in Tampa, FL
DEPOSITOR:                                IMC Securities, Inc.

LEAD UNDERWRITER:                         PAINEWEBBER INCORPORATED
CO-UNDERWRITERS:                          Bear, Stearns and Co. Inc.
                                          Morgan Stanley Dean Witter
                                          Merrill Lynch & Co.

TRUSTEE:                                  The Chase Manhattan Bank




TRANSACTION SUMMARY (a)

---------------------------------------------------------------------------------------------------------------------------
                                                  ESTIMATED  ESTIMATED     ESTIMATED
                                                     WAL     PRINCIPAL     PRINCIPAL                            EXPECTED
                 APPROXIMATE                       TO CALL    LOCKOUT        WINDOW           STATED            RATINGS
   CERTIFICATE       SIZE           COUPON         (YEARS)    (YEARS)       (YEARS)          MATURITY        (MOODY'S/S&P)
---------------------------------------------------------------------------------------------------------------------------
Class A-1          $255,140,000     Floating (b)     0.85         None      1.58             August 2012       Aaa / AAA

CLASS A-2          $112,820,000       Fixed          2.00         1.50      0.92           November 2012       Aaa / AAA

CLASS A-3          $120,840,000       Fixed          3.00         2.33      1.33           February 2013       Aaa / AAA

CLASS A-4          $ 44,310,000       Fixed          4.00         3.58      0.75             August 2015       Aaa / AAA

CLASS A-5          $ 71,100,000       Fixed          5.00         4.25      1.58            January 2021       Aaa / AAA

CLASS A-6          $ 61,770,000       Fixed          7.00         5.75      2.42              March 2025       Aaa / AAA

CLASS A-7          $ 54,775,000       Fixed          8.15         8.08      0.08           February 2029       Aaa / AAA

CLASS A-8          $ 54,245,000       Fixed/NAS      6.32         3.00      5.17           February 2029       Aaa / AAA

CLASS A-9IO        $ 54,245,000(c)    Fixed          N/A          N/A       N/A            November 2000       Aaa / AAA

---------------------------------------------------------------------------------------------------------------------------


NOTES:     (a)                 100% Prepayment Assumption: 4.0% CPR in month 1,
                               and an additional 1.818% per annum in each month thereafter until month 12. On and after month
                               12, 24% CPR.  Run to 10% Call.

           (b)                           The lesser of (i) One-Month LIBOR plus
                               0.__ % and (ii) the weighted average Coupon Rate of the Home Equity Loans, less 0.62375% per annum.

           (c)                           Notional Balance based on the Class
                               A-8 Principal Balance for the first 36 payments and 0 for each payment thereafter.



[MERRILL LYNCH LOGO]                   2
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


PREPAYMENT PRICING
SPEED ASSUMPTION:                    4% CPR, increasing to 24% CPR over 12
                                     months

PAYMENT DATE:                        The 20th day of each month (or the next
                                     Business Day thereafter) commencing on
                                     December 22, 1997.

CLOSING DATE:                        On or about November 25, 1997

CLEAN-UP CALL:                       The first Monthly Remittance Date on
                                     which the aggregate Loan Balance of the
                                     Home Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.

PAYMENT DELAY:                       With the exception of the Class A-1
                                     Certificates, 19 days.
                                     With respect to the Class A-1
                                     Certificates, 0 days.

INTEREST ACCRUAL PERIOD:             With the exception of the Class
                                     A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

                                     With respect to any Payment Date, the Class
                                     A-1 Certificates will be entitled to
                                     interest accrued from and including the
                                     preceding Payment Date (or from the
                                     Settlement Date in the case of the first
                                     Payment Date) to and including the day
                                     prior to the current Payment Date (the
                                     "Class A-1 Accrual Period") at the Class
                                     A-1 Certificate Interest Rate on the
                                     aggregate principal balance of the Class
                                     A-1 Certificates on an actual/360-day
                                     basis.

                                     The "Class A-1 Certificate Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0.__% per annum and (y) the weighted average Coupon Rate of Home Equity Loans, less 0.62375% per annum (the rate described in the clause (y), the "Available Funds Cap").

                                     The coupon of each Class of Certificates will increase by [0.50%] after the first date on which the deal is callable.

[MERRILL LYNCH LOGO]                  3
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


CREDIT ENHANCEMENT:                  Credit enhancement with respect to
                                     the Certificates will be provided by
                                     (a) the overcollateralization mechanics
                                     which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial Security
                                     Assurance, Inc.("FSA") Insurance Policy.

                                     Excess Spread. The weighted average Coupon
                                     Rate of the Home Equity Loans is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average interest rate of the Bonds, (c) the trustee fee and (d) the Premium Amount.

                                     Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments or distributions of principal to the securities then entitled to receive payments or distributions of principal; such application will cause the aggregate principal balance of the Bonds to amortize more rapidly than the Home Equity Loans, resulting in overcollateralization. Prior to the overcollateralization step down date, overcollateralization is expected to build to [2.0]% of the sum of (i) the Initial Pool Principal Balance, (ii) the Cut-off Date Principal Balance of each Subsequent Home Equity Loan and (iii) the amount, if any, on deposit in the Pre-funding Account (net of investment income) (the "Assumed Pool Principal Balance"). On or after the overcollateralization step down date, overcollateralization will be permitted to decrease to an amount equal to [4.0]% of the then outstanding aggregate unpaid principal balance of the Home Equity Loans (the "Pool Principal Balance"), subject to a floor of [0.5]% of the Assumed Pool Principal Balance.

                                     FSA Insurance Policy: FSA (the "Certificate
                                     Insurer") will unconditionally and
                                     irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of A-1 coupon above the Available Funds Cap. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.


[MERRILL LYNCH LOGO]                   4
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


CUT-OFF DATE:                     November 1, 1997 (close of business)

APPROXIMATE SUMMARY OF
POOL BALANCES:                    $454,953,346 Identified as of 11/18/97
                                               (described on page 2)
                                  $500,000,000 To be identified for inclusion in
                                               Prospectus Supplement (as of
                                               Statistical Calculation Date)
                                  $620,000,000 To be delivered on the Closing Date
                                  $155,000,000 Pre-Funding Amount
                                  $775,000,000 Final Pool Balance

STATISTICAL CALCULATION DATE:     November 1, 1997 (close of business)

PRE-FUNDING ACCOUNT               On the Closing Date, approximately
                                  $155,000,000 will be deposited in an account
                                  (the "Pre-Funding Account") and will be used
                                  to acquire Subsequent Loans. The
                                  "Pre-Funding Period" is the period commencing on
                                  the Closing Date and ending generally on the
                                  earlier to occur of (i) the date on which
                                  the amount on deposit in the Pre-Funding
                                  Account is less than $100,000 and (ii)
                                  February 15, 1998.

OFFERING AMOUNT:                  Approximately $775,000,000

FORM OF OFFERING:                 Book-Entry form, same-day funds
                                  through DTC, Euroclear, and CEDEL.

DENOMINATIONS:                    Minimum denominations of $25,000 and
                                  multiples of $1,000 thereafter.

SERVICING/OTHER FEES:             The collateral is subject to certain
                                  fees, including a servicing fee of 0.50% per
                                  annum payable monthly, Certificate Insurer
                                  fees, and trustee fees.

ADVANCING BY SERVICER:            The Servicer is required to
                                  advance from its own funds any delinquent
                                  payment of interest (not principal) unless
                                  such interest is deemed to be non-recoverable
                                  (the "Delinquency Advances").

FEDERAL TAX ASPECTS:              The trust, exclusive of the
                                  Pre-funding account and the Capitalized
                                  Interest account, will consist of two
                                  segregated asset pools, (the "Upper-Tier
                                  REMIC" and the "Lower-Tier REMIC"). Each
                                  class of the Offered Certificates will be
                                  designated as a "regular interest" in the
                                  Upper-Tier REMIC.

ERISA CONSIDERATIONS:             The Certificates may be purchased by employee
                                  benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:                The Certificates will NOT constitute
                                  "mortgage-related securities" for
                                  purposes of SMMEA.

[MERRILL LYNCH LOGO]                   5
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS

CLASS A-1 (TO CALL)

-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                             8.22          1.44           1.06          0.85           0.72          0.63
Years to First
Principal Payment                                0.08          0.08           0.08          0.08           0.08          0.08
Years to Last
Principal Payment                               14.17          2.92           2.08          1.58           1.33          1.17
Principal Window
(years)                                         14.17          2.92           2.08          1.58           1.33          1.17



CLASS A-2 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            14.56          3.76           2.60          2.00           1.63          1.38
Illustrative Yield @
Par (30/360)                                     6.48%         6.41%          6.37%         6.33%          6.29%         6.25%
Modified Duration
(years)                                          9.19          3.24           2.32          1.82           1.50          1.28
Years to First
Principal Payment                                4.17          2.92           2.08          1.58           1.33          1.17
Years to Last
Principal Payment                               14.75          4.67           3.17          2.42           2.00          1.67
Principal Window
(years)                                          0.67          1.83           1.17          0.92           0.75          0.58



CLASS A-3 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            14.83          5.92           4.00          3.00           2.39          2.00
Illustrative Yield @
Par (30/360)                                     6.52%         6.49%          6.46%         6.43%          6.40%         6.37%
Modified Duration
(years)                                          9.27          4.77           3.42          2.64           2.15          1.82
Years to First
Principal Payment                               14.75          4.67           3.17          2.42           2.00          1.67
Years to Last
Principal Payment                               14.92          7.50           5.00          3.67           2.92          2.42
Principal Window
(years)                                          0.25          2.92           1.92          1.33           1.00          0.83



CLASS A-4 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            15.57          8.35           5.39          4.00           3.12          2.55
Illustrative Yield @
Par (30/360)                                     6.65%         6.64%          6.61%         6.59%          6.56%         6.54%
Modified Duration
(years)                                          9.45          6.23           4.40          3.41           2.74          2.28
Years to First
Principal Payment                               14.92          7.50           5.00          3.67           2.92          2.42
Years to Last
Principal Payment                               17.00          9.17           5.92          4.33           3.42          2.75
Principal Window
(years)                                          2.17          1.75           1.00          0.75           0.58          0.42


[MERRILL LYNCH LOGO]                   6
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-5 (TO CALL)

-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            19.46           10.63         6.95          5.00           3.89          3.12
Illustrative Yield @
Par (30/360)                                     6.75%           6.74%        6.72%         6.70%          6.68%         6.66%
Modified Duration
(years)                                         10.55            7.37         5.38          4.12           3.32          2.73
Years to First
Principal Payment                               17.00            9.17         5.92          4.33           3.42          2.75
Years to Last
Principal Payment                               22.50           12.25         8.42          5.83           4.50          3.58
Principal Window
(years)                                          5.58            3.17         2.58          1.58           1.17          0.92



CLASS A-6 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            24.70          13.70          9.86          7.00           5.23          4.16
Illustrative Yield @
Par (30/360)                                     6.88%          6.86%         6.85%         6.84%          6.82%         6.80%
Modified Duration
(years)                                         11.61           8.64          6.96          5.39           4.26          3.51
Years to First
Principal Payment                               22.50          12.25          8.42          5.83           4.50          3.58
Years to Last
Principal Payment                               25.75          14.50         10.75          8.17           6.25          4.83
Principal Window
(years)                                          3.33           2.33          2.42          2.42           1.83          1.33



CLASS A-7 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            25.74           14.49        10.74          8.15           6.48          5.26
Illustrative Yield @
Par (30/360)                                     7.07%           7.06%        7.05%         7.04%          7.03%         7.01%
Modified Duration
(years)                                         11.59            8.83         7.32          6.02           5.05          4.26
Years to First
Principal Payment                               25.75           14.50        10.75          8.17           6.25          4.83
Years to Last
Principal Payment                               25.75           14.50        10.75          8.17           6.50          5.33
Principal Window
(years)                                          0.08            0.08         0.08          0.08           0.33          0.58



Class A-8 NAS Bond (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            11.84           7.78          6.95          6.32           5.59          4.87
Illustrative Yield @
Par (30/360)                                     6.72%          6.70%         6.69%         6.69%          6.68%         6.67%
Modified Duration
(years)                                          7.82           5.78          5.33          4.96           4.50          4.03
Years to First
Principal Payment                                3.08           3.08          3.08          3.08           3.08          3.08
Years to Last
Principal Payment                               25.75          14.50         10.75          8.17           6.50          5.33
Principal Window
(years)                                         22.75          11.50          7.75          5.17           3.50          2.33


[MERRILL LYNCH LOGO]                    7
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-6 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            24.88          13.73         10.00          7.06           5.23          4.16
Illustrative Yield @
Par (30/360)                                     6.88%          6.87%         6.86%         6.84%          6.82%         6.80%
Modified Duration
(years)                                         11.64           8.65          7.02          5.42           4.26          3.51
Years to First
Principal Payment                               22.50          12.25          8.42          5.83           4.50          3.58
Years to Last
Principal Payment                               26.83          14.75         11.83          8.92           6.25          4.83
Principal Window
(years)                                          4.42           2.58          3.50          3.17           1.83          1.33

CLASS A-7 BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            28.21          16.87         14.11          11.44          8.93           6.78
Illustrative Yield @
Par (30/360)                                     7.09%          7.10%         7.14%          7.16%         7.15%          7.12%
Modified Duration
(years)                                         11.97           9.55          8.67           7.58          6.36           5.16
Years to First
Principal Payment                               26.83          14.75         11.83           8.92          6.25           4.83
Years to Last
Principal Payment                               29.50          24.92         19.08          15.08         14.00          11.58
Principal Window
(years)                                          2.75          10.25          7.33           6.25          7.83           6.83*


* Indicates an interruption in receipt of principal


CLASS A-8 NAS BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            11.84          7.78           7.00          6.47           6.08          5.77
Illustrative Yield @
Par (30/360)                                     6.72%         6.70%          6.70%         6.70%          6.72%         6.75%
Modified Duration
(years)                                          7.82          5.79           5.35          5.04           4.79          4.60
Years to First
Principal Payment                                3.08          3.08           3.08          3.08           3.08          3.08
Years to Last
Principal Payment                               29.25         23.00          17.58         14.75          13.75         11.42
Principal Window
(years)                                         26.25         20.00          14.58         11.75          10.75          8.42




[MERRILL LYNCH LOGO]                  8
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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                        IMC HOME EQUITY LOAN TRUST 1997-7
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           The attached tables and other statistical analyses (the "Term
Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

           Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

           Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepay ments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communicati on has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registratio n or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prosp ectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

           Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

           If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.